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Exhibit 10.101




                         SPARTA PHARMACEUTICALS, INC.

                      NONQUALIFIED STOCK OPTION AGREEMENT


         AGREEMENT made as of the __th day of ___, 199_, between Sparta Pharmaceuticals, Inc. (the "Company"), a Delaware corporation having a principal place of business at 111 Rock Road, Horsham, Pennsylvania, and ________________, an individual having his office at _________________________________, (sometimes referred to below as the "Director" and as the "Optionee").

         WHEREAS, the Company desires to grant to the Director an Option to purchase shares of its common stock, $.001 par value (the "Shares") under and for the purposes of the 1991 Stock Plan of the Company (the "Plan");

         WHEREAS, the Company and the Director understand and agree that any terms used and not defined herein have the same meanings as in the Plan;

         WHEREAS, the Company and the Director each intend and understand that the Option granted herein is not an Incentive Stock Option.

         NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

         1. GRANT OF OPTION

         The Company hereby irrevocably grants to the Director, as of the date first set forth above (the "Effective Date"), the right and option to purchase all or any part of an aggregate of _____________________ (__________) Shares on the terms and conditions and subject to all the limitations set forth herein and in the Plan, which is incorporated herein by reference. The number of Shares is subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof. Determinations made in connection with this Option pursuant to the Plan shall be governed by the Plan as it exists on this date. The Director acknowledges receipt of a copy of the Plan.




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         This Option is in addition to any other options heretofore or hereafter granted to the Director by the Company, but a duplicate original of this instrument shall not effect the grant of another option.

         2. PURCHASE PRICE

         The purchase price of the Shares covered by the Option shall be at a price per Share of _______________________ ($_____) (subject to adjustment, as provided in the Plan, in the event of a stock split, a further reverse stock split or other events affecting the holders of Shares). Payment may be by cash or certified check.

         3. EXERCISE OF OPTION

         If Director's service to the Company has continued on the following dates, the Director may exercise the Option for the number of Shares (subject to adjustment as provided in the Plan) set opposite the applicable date:

         Prior to the first anniversary               as to no Shares
           of the Effective Date

         On or after the first anniversary            up to __________ Shares
           of the Effective Date

The foregoing rights are cumulative and subject to the other terms and conditions of this Agreement and the Plan, including, without limitation, the term of the Option and the provisions affecting the Director's ability to exercise the Option after termination of the employment.

         4. TERM OF OPTION

         The Option shall terminate ten (10) years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

         a. Termination of Service (Other than for Death or Disability)

         If the Director's service to the Company ceases (for any reason other than death or Disability), the Option may be exercised within three (3) months after the date the Director's employment ceases, or within the originally prescribed term of the Option, whichever is earlier, but may not be exercised thereafter.


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         Notwithstanding the foregoing, in the event of the Director's death within three (3) months after the termination of such service, the Optionee's Survivors may exercise the Option within one (1) year after the date of the Director's death, but in no event after the date of expiration of the term of the Option.


         b. Termination of Service as a Result of Disability or Death

         In the event the Director's service to the Company terminates by reason of Disability, as determined in accordance with the Plan, or death, the Option shall be exercisable only within one (1) year after the date of such Disability or death, as the case may be, or if earlier, the term originally prescribed by the Option.

         c. Change of Status

         The term, "service to the Company" as used in this Agreement shall include service as a member of the Board of Directors of the Company or as a consultant to the Company, or any of its Affiliates, and a change of status from consultant to Director or Director to consultant shall not be treated as a termination of "service to the Company" hereunder.

         5. METHOD OF EXERCISING OPTION

         Subject to the terms and conditions of this Agreement, including, without limitation, Section 10 hereof, the Option may be exercised by written notice to the Company, at the principal executive office of the Company. Such notice shall state the election to exercise the Option and the number of Shares in respect of which it is being exercised, shall be signed by the person or persons so exercising the Option, and shall be in substantially the form attached hereto as Exhibit A. Such notice shall be accompanied by payment of the full purchase price for such Shares in United States dollars, and the Company shall deliver a certificate or certificates representing such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or "blue sky" laws). The certificate or certificates for the Shares as to which the Option shall have been so exercised shall be registered in the name of the person or persons so exercising the Option (or, if the Option shall be exercised by Director and if Director shall so request in the notice exercising the Option, shall be registered in the name of the Director and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event the Option shall be exercised,



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pursuant to Section 4 hereof, by any person or persons other than the Director, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option. All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and non-assessable.

         6. PARTIAL EXERCISE

         Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional Share shall be issued pursuant to this Option.

         7. NON-ASSIGNABILITY

         The Option shall not be transferable by the Director otherwise than by will or by the laws of descent and distribution and shall be exercisable, during the Director's lifetime, only by the Director. Except as provided in the preceding sentence, the Option shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option or such rights, shall be null and void.

         8. NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE

         The Director shall have no rights as a stockholder with respect to Shares subject to this Agreement until a stock certificate therefor has been issued to the Director and is fully paid for. Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date such stock certificate is issued.

         9. CAPITAL CHANGES AND BUSINESS SUCCESSIONS

         The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers and sales of the Company. Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.




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         10. TAXES AND WITHHOLDING

         The Director acknowledges that any income or other taxes due from him or her with respect to this Option or the Shares issuable pursuant to this Option shall be the Director's responsibility.

         In the event of the exercise of this Option, the Company may withhold from the Director's fees, if any, or other remuneration, or as a condition of the exercise hereof, may require the Director to pay, additional federal, state, and local income tax withholding and if applicable at such time, Director contributions to employment taxes, in respect of the amount that is considered compensation includable in such person's gross income.

         11. PURCHASE FOR INVESTMENT

         Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended (the "Act"), the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the following conditions have been fulfilled:

         (a) The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

                           "The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a registration statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws."

         (b) If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Act without registration thereunder. Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until


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              completion of any action or obtaining of any consent which the
              Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

         12. NO OBLIGATION TO RETAIN

         Neither the Company nor any subsidiary is by the Plan or this Agreement obligated to continue the Director as an Director to the Company or any subsidiary or in any other capacity.

         13. OPTION IS NOT AN INCENTIVE STOCK OPTION

      The parties each intend and understand that the Option is not an incentive stock option. Director should consult with Director's own tax advisors regarding the tax effects of the Option.

         14. CONSULTATION WITH TAX ADVISOR

         Director should consult with Director's own tax advisors regarding the tax effects of the Option and the consequences of the nonqualified status of the Option.

         15. NOTICES

         Any notices required or permitted by the terms of this Agreement or the Plan shall be given when delivered in person or by overnight courier with a receipt obtained therefor, or by registered or certified mail, return receipt requested, addressed as follows:

                          To the Company:

                          Sparta Pharmaceuticals, Inc.
                          111 Rock Road
                          Horsham, PA    19044-2310
                          Attn: President


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                                            To the Director:


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                                            ----------------------

                                            ----------------------

                                            ----------------------

or to such other address or addresses of which notice in the same manner has previously been given. Any such notice shall be deemed to have been given when received in accordance with the foregoing provisions.

         16. GOVERNING LAW

         This Agreement shall be construed and enforced in accordance with the law of the State of Delaware.

         17. BENEFIT OF AGREEMENT

         Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         18. ENTIRE AGREEMENT

         This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement, provided, however, in any event, this Agreement shall be subject to and governed by the Plan.

         19. MODIFICATIONS AND AMENDMENTS

         The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.


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         20. WAIVERS AND CONSENTS

         The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

         21. HEADINGS AND CAPTIONS

         The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of, any of the terms or provisions hereof.


22.      SURVIVAL

         The expiration or other termination of the Option granted to the Director shall neither affect nor alter the Director's obligations under Sections 10 and 11 hereof.





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         IN WITNESS WHEREOF, the Company has caused this Nonqualified Stock
Option Agreement to be executed by a duly authorized officer, and the Director has hereunto set his or her hand, all as of the day and year first above written.


                          SPARTA PHARMACEUTICALS, INC.


                          By__________________________________
                                  Jerry B. Hook, Ph.D.
                                  Chairman of the Board




                                  ____________________________
                                  Director (Signature)




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                                                                     EXHIBIT A


                NOTICE OF EXERCISE OF NONQUALIFIED STOCK OPTION


To:  Sparta Pharmaceuticals, Inc.


Ladies and Gentlemen:

         I hereby exercise my Nonqualified Option to purchase _____ shares (the "Shares") of the common stock, $.001 par value, of Sparta Pharmaceuticals, Inc. (the "Company"), at the exercise price of $ per share, pursuant to and subject to the terms of that certain Nonqualified Stock Option Agreement between the undersigned and the Company dated as of __________________.

         I am aware that the Shares have not been registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws. I understand that the reliance by the Company on exemptions under the 1933 Act is predicated in part upon the truth and accuracy of the statements by me in this Notice of Exercise.

         I hereby represent and warrant that (1) I have been furnished with all information which I deem necessary to evaluate the merits and risks of the purchase of the Shares; (2) I have had the opportunity to ask questions concerning the Shares and the Company and all questions posed have been answered to my satisfaction; (3) I have been given the opportunity to obtain any additional information I deem necessary to verify the accuracy of any information obtained concerning the Shares and the Company; and (4) I have such knowledge and experience in financial and business matters that I am able to evaluate the merits and risks of purchasing the Shares and to make an informed investment decision relating thereto.

         I hereby represent and warrant that I am purchasing the Shares for my own personal account for investment and not with a view to the sale or distribution of all or any part of the Shares.

         I understand that because the Shares have not been registered under the 1933 Act, I must continue to bear the economic risk of the investment for an indefinite time and the Shares cannot be sold unless the Shares are subsequently registered under applicable federal and state securities laws or an exemption from such registration requirements is available.



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         I agree that I will in no event sell or distribute or otherwise dispose of all or any part of the Shares unless (1) there is an effective registration statement under the 1933 Act and applicable state securities laws covering any such transaction involving the Shares or (2) the Company receives an opinion of my legal counsel (concurred in by legal counsel for the Company) stating that such transaction is exempt from registration or the Company otherwise satisfies itself that such transaction is exempt from registration.

         I consent to the placing of a legend on my certificate for the Shares stating that the Shares have not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the Shares until the Shares may be legally resold or distributed without restriction.

         I understand that at the present time Rule 144 of the Securities and Exchange Commission (the "SEC") may not be relied on for the resale or distribution of the Shares by me. I understand that the Company has no obligation to me to register the Shares with the SEC and has not represented to me that it will register the Shares.

         I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

         My check payable to the order of the Company in the amount of $_______ is enclosed in payment of 100% of the option exercise price for the Shares.

         I acknowledge that the Company is authorized to withhold from my wages, if any, or other remuneration, or may require me, as a condition of the exercise of the Option, to pay, additional federal, state and local income tax withholding and if applicable, Director contributions to employment taxes in respect of the amount that is considered compensation includable in my gross income.

         Please issue the stock certificate for the Shares (check one):

         _____  to me

         _____  to me and _________ as joint tenants with right of survivorship



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         and mail the certificate to me at the following address:

         ________________________________

         ________________________________


         My mailing address, if different from the address listed above, for shareholder communications is:

         ________________________________

         ________________________________



                                           Very truly yours,


                                           ________________________________
                                           Director (signature)

                                           ________________________________
                                           Print Name

                                           ________________________________
                                           Date

                                           ________________________________
                                           Social Security Number